united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/21

Item 1. Reports to Stockholders.

Counterpoint Tactical Income Fund

Class A – CPATX

Class C – CPCTX

Class I – CPITX

Counterpoint Tactical Equity Fund

Class A – CPAEX

Class C – CPCEX

Class I – CPIEX

Counterpoint Tactical Municipal Fund

Class A – TMNAX

Class C – TMNCX

Class I – TMNIX

Annual Report

September 30, 2021

1-844-273-8637

www.counterpointmutualfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Annual Letter to Shareholders

Dear Shareholder,

The following are the Counterpoint Fund family returns for the fiscal year ended September 30, 2021:

	Tactical Income Fund	Tactical Equity Fund	Tactical Municipal Fund
Share class and Ticker	Institutional (CPITX)	Institutional (CPIEX)	Institutional (TMNIX)
Class I Return	9.32%	7.77%	6.39%
Benchmark Name	Bloomberg U.S. Aggregate Bond Index	50% S&P 500 Index and 50% ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	Bloomberg Municipal Bond Index
Benchmark Return	-0.90%	14.38%	2.63%

Performance Discussion

The Counterpoint Tactical Income Fund spent the entirety of its seventh fiscal year invested in high yield corporate bonds. During the period the strategy did not experience a risk signal, which would have triggered an 100% exit of high yield in favor of investment in shorter-dated Treasuries.

Over the year, the Tactical Income Fund exceeded the returns of its benchmark, the Bloomberg U.S. Aggregate Bond Index, by approximately 10 percentage points. The Fund’s outperformance owes largely to its risk-on position in high yield corporate credit. Interest rates rose from near-historic lows a year ago back toward pre-pandemic levels by the end of September 2021, creating significant drag for the investment grade bonds that Tactical Income’s benchmark is designed to track. Meanwhile, Tactical Income’s exposure to high yield corporate credit insulated the strategy against interest rate increases as high yield credit spreads narrowed substantially, providing a tailwind for the higher yielding bonds Tactical Income’s strategy targets when in a “risk on” position.

The Tactical Income Fund remained in a “risk-on” position through the end of the fiscal year. However, the strategy’s risk-off signal is not far below current high yield bond market levels. While this may increase the relative likelihood of a “risk-off” signal in the coming year, we make no forecast about future market movements. From a downside perspective, it is encouraging to see that a short-term trigger of our “risk-off” signal would provide for relatively limited downside and continued adherence to our objective to minimize drawdowns.

The Counterpoint Tactical Municipal Fund likewise spent the entirety of the past fiscal year fully invested in high yield municipal bonds. Municipal bonds in general enjoyed a recovery from the COVID-19 related stresses of Spring 2020. High yield municipal securities meaningfully outpaced higher rated counterparts in 2021 on a total return basis, which benefited the Tactical Municipal Fund’s performance. The Tactical Municipal Fund returned 6.39% for the fiscal year, compared with 2.63% for its benchmark, the Bloomberg Municipal Bond Index.

Like high yield corporate and municipal credit markets, the U.S. stock market remained in an uptrend throughout the past fiscal year, prompting the Counterpoint Tactical Equity Fund to maintain a consistent positive exposure to the S&P 500, with a beta of approximately 0.8. The most noteworthy events of the past year occurred in February and March of 2021, when the Tactical Equity Fund’s global market neutral portfolio provided a tailwind to returns after value and volatility factors had considerably dragged the strategy for the prior 3 years.

This reversal owed in part to the portfolio’s natural short exposure to richly valued, money-losing technology companies that struggled in the Spring of 2021 after a strong run in 2020. That rally helped the Tactical Equity Fund recover from a drawdown in the first half of the fiscal year to post a full year return of 7.77%. After years of challenges for Tactical Equity Fund’s multifactor strategy, it was encouraging to see the portfolio’s factor exposure deliver meaningful benefits over the past six months. Meanwhile, stocks continued to deliver strong returns that benefited the Tactical Equity Fund’s blended benchmark of 50% S&P 500 Index and 50% ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The benchmark returned 14.38% for the trailing fiscal year.

We continue to believe the Tactical Equity strategy’s unique exposure to smaller capitalization companies maximizes per-dollar exposure to factor strategy returns. Relative valuations between expensive and cheap stocks remain near historical record levels, as does investor enthusiasm for stocks with relatively poor fundamentals as measured by positive factor exposures.

Overall, we are encouraged to see our strategies meet their objectives to deliver reasonable returns while systematically targeting reduction in portfolio downside risk. Each strategy has shown limited correlation to its index, indicating strong diversification potential over full market cycles.

Relatively few investors have correctly predicted financial markets’ responses to the COVID-19 crisis of the previous year. The ones that did may simply have been lucky. We believe predictions of future market performance from here to be equally futile. However, we also believe that consistent exposure to systematic diversifier strategies continues to be a suitable risk management decision for most investors, especially those looking for consistent ways to mitigate downside risk within fixed income portfolios and valuation risk within equity markets.

Sincerely,

Michael Krause, CFA and Joseph Engelberg, Ph.D. Portfolio Managers

6691-NLD-11012021

COUNTERPOINT TACTICAL INCOME FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2021

The Fund’s performance figures* for the periods ended September 30, 2021, as compared to its benchmark:

		Annualized	Annualized
	One Year	Five Year	Since Inception (a)
Counterpoint Tactical Income Fund - Class A	9.14%	4.59%	5.53%
Counterpoint Tactical Income Fund - Class A with Load	4.23%	3.63%	4.82%
Counterpoint Tactical Income Fund - Class C	8.30%	3.81%	4.77%
Counterpoint Tactical Income Fund - Class I	9.32%	4.85%	5.77%
Bloomberg U.S. Aggregate Bond Index (b)	(0.90)%	2.94%	3.14%

Comparision of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total annual operating expenses before any fee waivers as stated in the fee table to the Fund’s prospectus dated February 1, 2021 are 2.20%, 2.95% and 1.95% for the Class A, C and I shares, respectively. Class A shares are subject to a maximum sales charge of up to 4.50% imposed on purchases. The Fund’s advisor has contractually agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses, until at least January 31, 2022, to the extent necessary so that the total operating expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, brokerage fees and commissions or extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers, and trustees, and contractual indemnification of third party service providers other than the advisor)) do not exceed 2.00%, 2.75% and 1.75% of the daily average net assets attributable to Class A, Class C and Class I shares of the Fund, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits then in place and in place at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Fund’s advisor. For performance information current to the most recent month-end, please call 1-844-273-8637.

(a)	Inception date is December 4, 2014.

(b)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2021

Holdings by Asset Type	% of Net Assets
Open End Funds	83.8%
Exchange Traded Fund	9.1%
U.S. Government & Agencies	2.2%
Other Assets In Excess Of Liabilities	4.9%
100.0%

Please refer to the Schedule of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

COUNTERPOINT TACTICAL EQUITY FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2021

The Fund’s performance figures* for the periods ended September 30, 2021, as compared to its benchmarks:

		Annualized	Annualized
	One Year	Five Year	Since Inception (a)
Counterpoint Tactical Equity Fund - Class A	7.57%	(3.33)%	(3.57)%
Counterpoint Tactical Equity Fund - Class A with Load	1.37%	(4.47)%	(4.55)%
Counterpoint Tactical Equity Fund - Class C	6.76%	(4.05)%	(4.30)%
Counterpoint Tactical Equity Fund - Class I	7.77%	(3.09)%	(3.33)%
S&P 500 Total Return Index (b)	30.00%	16.90%	15.48%
ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (c)	0.07%	1.16%	1.04%
Counterpoint Tactical Equity Fund Blended Index (d)	14.38%	9.08%	8.33%

Comparision of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated February 1, 2021 are 2.85%, 3.60% and 2.60% for the Class A, C and I shares, respectively. Class A shares are subject to a maximum sales charge of up to 5.75% imposed on purchases. The Fund’s advisor has contractually agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses, until at least January 31, 2022, to the extent necessary so that the total operating expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, brokerage fees and commissions or extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers, and trustees, and contractual indemnification of third party service providers other than the advisor)) do not exceed 2.00%, 2.75% and 1.75% of the daily average net assets attributable to Class A, Class C and Class I shares of the Fund, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits then in place and in place at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Fund’s advisor. Total returns would have been lower had the advisor not waived a portion of its fees. For performance information current to the most recent month-end, please call 1-844-273-8637.

(a)	Inception date is November 30, 2015.

(b)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(c)	The ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is a subset of The ICE Bank of America Merrill Lynch 0-1 Year US Treasury Index including all securities with a remaining term to final maturity less than 3 months. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(d)	The Counterpoint Tactical Equity Fund Blended Index is a composite of 50% S&P 500 Total Return Index and 50% of ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2021

Holdings by Asset Type	% of Net Assets
Common Stocks	24.9%
U.S. Government & Agencies	20.7%
Exchanged Traded Fund	7.9%
Other Assets In Excess of Liabilities	46.5%
100.0%

Please refer to the Schedule of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

COUNTERPOINT TACTICAL MUNICIPAL FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2021

The Fund’s performance figures* for the periods ended September 30, 2021, as compared to its benchmark:

		Annualized
	One Year	Since Inception (a)
Counterpoint Tactical Municipal Fund - Class A	6.13%	5.25%
Counterpoint Tactical Municipal Fund - Class A with Load	1.37%	3.80%
Counterpoint Tactical Municipal Fund - Class C	5.31%	4.44%
Counterpoint Tactical Municipal Fund - Class I	6.39%	5.50%
Bloomberg U.S Municipal Bond Index (b)	2.63%	4.59%

Comparision of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total annual operating expenses before any fee waivers as stated in the fee table to the Fund’s prospectus dated February 1, 2021 are 2.06%, 2.81% and 1.81% for the Class A, C and I shares, respectively. Class A shares are subject to a maximum sales charge of up to 4.50% imposed on purchases. The Fund’s advisor has contractually agreed to waived portion of its expenses and has agreed to reimburse the Fund, at least until January 31, 2022 to ensure that Total Annual Fund Operating Expenses After Fee Waiver (but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor)) does not exceed 1.25%, 2.00% and 1.00% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits then in place and in place at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Fund’s advisor. Total returns would have been lower had the advisor not waived a portion of its fees. For performance information current to the most recent month-end, please call 1-844-273-8637.

(a)	Inception date is June 11, 2018.

(b)	The Bloomberg U.S. Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2021

Holdings by Asset Type	% of Net Assets
Open End Funds	90.1%
Exchange Traded Fund	6.5%
Other Assets In Excess Of Liabilities	3.4%
100.0%

Please refer to the Schedule of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

COUNTERPOINT TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Shares				Fair Value
	EXCHANGE-TRADED FUND — 9.1%
	FIXED INCOME - 9.1%
1,955,547	iShares Broad USD High Yield Corporate Bond ETF			$81,155,201

	TOTAL EXCHANGE-TRADED FUND (Cost $80,646,798)			81,155,201

	OPEN END FUNDS — 83.8%
	FIXED INCOME - 83.8%
31,639,523	BlackRock High Yield Bond Portfolio, Institutional Class			249,635,835
4,941,500	Lord Abbett High Yield Fund, Class I			37,555,400
51,703,226	PGIM High Yield Fund, Class Z			289,538,067
11,335,812	TIAA-CREF High Yield Fund, Institutional Class			109,050,516
6,665,509	Transamerica High Yield Bond, Class I			61,722,611
				747,502,429

	TOTAL OPEN END FUNDS (Cost $707,617,467)			747,502,429

Principal Amount ($)		Coupon Rate (%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 2.2%
	U.S. TREASURY BILLS — 2.2%
5,000,000	United States Treasury Bill(a)	0.0550(b)	11/26/21	4,999,738
5,000,000	United States Treasury Bill(a)	0.0400(b)	01/06/22	4,999,625
5,000,000	United States Treasury Bill(a)	0.0550(b)	01/20/22	4,999,509
4,500,000	United States Treasury Bill	0.0450(b)	03/24/22	4,499,130
				19,498,002
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $19,497,341)			19,498,002

	TOTAL INVESTMENTS - 95.1% (Cost $807,761,606)			$848,155,632
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.9%			44,167,949
	NET ASSETS - 100.0%			$892,323,581

ETF - Exchange-Traded Fund

(a)	All or a portion of this security is pledged as collateral for total return swaps. As of September 30, 2021, the value of the pledged portion is $13,898,980.

(b)	Discount rate at time of purchase.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

SWAPTIONS PURCHASED

			Exercise	Number Of	Expiration	Notional	Fair	Premiums	Unrealized
Description	Put/Call	Counterparty	Rate	Contracts	Date	Amount	Value	Paid	Appreciation/(Depreciation)
CDX North Amergican High Yield Index Version 1 Series 36 Strike Payer Index Option	Put	Goldman Sachs	106.5	75	12/15/2021	$75,000,000	$476,395	$515,625	$(39,230)
CDX North Amergican High Yield Index Version 1 Series 36 Strike Payer Index Option	Put	JP Morgan	106	275	12/15/2021	275,000,000	1,553,123	2,090,000	(536,877)
							$2,029,518	$2,605,625	$(576,107)

TOTAL RETURN SWAPS

						Number Of	Maturity	Notional	Upfront	Unrealized
Description	Long/Short	Currency	Index	Spread	Counterparty	Contracts	Date	Amount	Payments/Receipts	Appreciation/(Depreciation)
iShares iBoxx High Yield Corporate Bond ETF	Long	USD	1 Month USD Libor	(1.50)%	Goldman Sachs	184,000	4/10/2024	$16,052,160	$—	$256,063
iShares iBoxx High Yield Corporate Bond ETF	Long	USD	1 Month USD Libor	(1.35)%	Goldman Sachs	137,481	5/30/2024	12,105,202	—	20,639
iShares iBoxx High Yield Corporate Bond ETF	Long	USD	Overnight Bank Funding Rate	(0.91)%	JP Morgan	400,319	6/3/2024	35,093,488	—	(62,234)
										$214,468

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Shares		Fair Value
	COMMON STOCKS — 24.9%
	ADVERTISING & MARKETING - 0.2%
2,635	Stagwell, Inc.(a)	$20,210

	APPAREL & TEXTILE PRODUCTS - 0.5%
136	Crocs, Inc.(a)	19,513
54	Deckers Outdoor Corporation(a)	19,451
517	Tapestry, Inc.	19,139
		58,103
	AUTOMOTIVE - 0.7%
2,296	American Axle & Manufacturing Holdings, Inc.(a)	20,228
628	Gentex Corporation	20,711
2,791	Superior Industries International, Inc.(a)	19,677
916	Tata Motors Ltd. - ADR(a)	20,528
		81,144
	CABLE & SATELLITE - 0.3%
3,424	Sirius XM Holdings, Inc.	20,886
1,043	WideOpenWest, Inc.(a)	20,495
		41,381
	CHEMICALS - 0.4%
96	Avery Dennison Corporation	19,892
971	Braskem S.A. - ADR(a)	21,197
851	Westlake Chemical Partners, L.P.	20,714
		61,803
	COMMERCIAL SUPPORT SERVICES - 0.8%
184	Insperity, Inc.	20,376
4,559	Quad/Graphics, Inc.(a)	19,376
4,275	RR Donnelley & Sons Company	21,974
218	TriNet Group, Inc.(a)	20,618
726	TrueBlue, Inc.(a)	19,660
		102,004
	CONSTRUCTION MATERIALS - 0.1%
2,989	Loma Negra Cia Industrial Argentina S.A. - ADR	21,312

	CONSUMER SERVICES - 0.3%
465	Carriage Services, Inc.	20,734

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value
	COMMON STOCKS — 24.9% (Continued)
	CONSUMER SERVICES - 0.3% (Continued)
1,946	Perdoceo Education Corporation(a)	$20,550
		41,284
	CONTAINERS & PACKAGING - 0.2%
203	Crown Holdings, Inc.	20,458

	ELECTRIC UTILITIES - 0.2%
3,175	Cia Paranaense de Energia - ADR	20,733

	ELECTRICAL EQUIPMENT - 0.3%
48	Generac Holdings, Inc.(a)	19,616
247	Otis Worldwide Corporation	20,323
		39,939
	ENGINEERING & CONSTRUCTION - 0.2%
3,956	Orion Group Holdings, Inc.(a)	21,521

	ENTERTAINMENT CONTENT - 0.4%
160	Electronic Arts, Inc.	22,760
1,767	Inspired Entertainment, Inc.(a)	20,674
		43,434
	FOOD - 0.3%
660	BellRing Brands, Inc.(a)	20,295
257	John B Sanfilippo & Son, Inc.	21,002
		41,297
	HOME & OFFICE PRODUCTS - 0.2%
423	Tempur Sealy International, Inc.	19,631

	HOME CONSTRUCTION - 0.3%
1,137	Beazer Homes USA, Inc.(a)	19,613
329	Skyline Champion Corporation(a)	19,760
		39,373
	HOUSEHOLD PRODUCTS - 0.2%
1,963	Revlon, Inc.(a)	19,846

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value
	COMMON STOCKS — 24.9% (Continued)
	INDUSTRIAL SUPPORT SERVICES - 0.3%
589	Textainer Group Holdings Ltd.(a)	$20,562
394	Triton International Ltd.	20,504
		41,066
	INSTITUTIONAL FINANCIAL SERVICES - 0.2%
217	Houlihan Lokey, Inc.	19,986

	INSURANCE - 0.3%
1,444	Donegal Group, Inc.	20,924
925	NMI Holdings, Inc.(a)	20,914
		41,838
	INTERNET MEDIA & SERVICES - 0.7%
1,607	Cars.com, Inc.(a)	20,329
174	Shutterstock, Inc.	19,718
4,828	TrueCar, Inc.(a)	20,084
98	VeriSign, Inc.(a)	20,091
		80,222
	LEISURE FACILITIES & SERVICES - 0.7%
1,502	Century Casinos, Inc.(a)	20,232
203	Jack in the Box, Inc.	19,758
408	Red Rock Resorts, Inc. (a)	20,898
254	Scientific Games Corporation(a)	21,100
		81,988
	LEISURE PRODUCTS - 0.7%
117	Axon Enterprise, Inc.(a)	20,476
964	Smith & Wesson Brands, Inc.	20,013
505	Vista Outdoor, Inc.(a)	20,357
226	YETI Holdings, Inc.(a)	19,366
		80,212
	MACHINERY - 0.2%
286	Graco, Inc.	20,011

	METALS & MINING - 0.7%
1,014	Cameco Corporation	22,034
1,089	Constellium S.E.(a)	20,451

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value
	COMMON STOCKS — 24.9% (Continued)
	METALS & MINING - 0.7% (Continued)
1,373	Vedanta Ltd. - ADR	$20,979
952	Warrior Met Coal, Inc.	22,154
		85,618
	OIL & GAS PRODUCERS - 1.4%
4,360	Amplify Energy Corporation(a)	23,195
1,112	Delek US Holdings, Inc. (a)	19,983
1,193	Magnolia Oil & Gas Corporation	21,223
1,020	Northern Oil and Gas, Inc.	21,828
863	Penn Virginia Corporation(a)	23,016
7,240	Ring Energy, Inc.(a)	21,358
554	Sunoco, L.P.	20,675
4,509	YPF S.A. - ADR(a)	21,012
		172,290
	OIL & GAS SERVICES & EQUIPMENT - 0.2%
1,076	Weatherford International PLC(a)	21,165

	PUBLISHING & BROADCASTING - 0.9%
5,351	Audacy, Inc.(a)	19,692
2,731	Entravision Communications Corporation	19,390
3,089	Gannett Company, Inc.	20,635
819	iHeartMedia, Inc.(a)	20,491
632	Sinclair Broadcast Group, Inc.	20,022
373	World Wrestling Entertainment, Inc.	20,985
		121,215
	REAL ESTATE SERVICES - 0.2%
1,107	Realogy Holdings Corporation(a)	19,417

	RETAIL - CONSUMER STAPLES - 0.7%
675	Albertsons Companies, Inc.	21,013
4,214	Cia Brasileira de Distribuicao - ADR	19,848
519	Kroger Company	20,983
973	SpartanNash Company	21,309
		83,153

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value
	COMMON STOCKS — 24.9% (Continued)
	RETAIL - DISCRETIONARY - 1.4%
1,941	Barnes & Noble Education, Inc.(a)	$19,391
892	Bed Bath & Beyond, Inc.	15,409
1,110	Build-A-Bear Workshop, Inc.(a)	18,803
817	Conn’s, Inc.(a)	18,652
103	Dillard’s, Inc.	17,770
105	Group 1 Automotive, Inc.	19,727
1,968	Qurate Retail, Inc.	20,054
601	Shoe Carnival, Inc.	19,484
250	Signet Jewelers Ltd.	19,740
100	Tractor Supply Company	20,261
1	Victoria’s Secret & Company(a)	55
		189,346
	SEMICONDUCTORS - 2.2%
2,491	ASE Technology Holding Company Ltd. - ADR	19,554
422	Axcelis Technologies, Inc.(a)	19,847
556	ChipMOS Technologies, Inc. - ADR	19,032
246	Cirrus Logic, Inc.(a)	20,258
221	Diodes, Inc.(a)	20,020
329	Kulicke & Soffa Industries, Inc.	19,174
34	Lam Research Corporation	19,351
309	Lattice Semiconductor Corporation(a)	19,977
40	Monolithic Power Systems, Inc.	19,387
422	ON Semiconductor Corporation(a)	19,315
119	Qorvo, Inc.(a)	19,896
285	Silicon Motion Technology Corporation - ADR	19,659
112	Synaptics, Inc.(a)	20,130
177	Teradyne, Inc.	19,323
		274,923
	SOFTWARE - 2.7%
1,000	Avaya Holdings Corporation(a)	19,790
700	Avid Technology, Inc.(a)	20,244
132	Cadence Design Systems, Inc.(a)	19,990
780	ChannelAdvisor Corporation(a)	19,679
270	CommVault Systems, Inc.(a)	20,334

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value
	COMMON STOCKS — 24.9% (Continued)
	SOFTWARE - 2.7% (Continued)
594	Donnelley Financial Solutions, Inc.(a)	$20,564
677	Dropbox, Inc.(a)	19,782
289	Dynatrace, Inc.(a)	20,510
129	Manhattan Associates, Inc.(a)	19,741
319	Mimecast Ltd.(a)	20,288
179	Qualys, Inc.(a)	19,921
32	ServiceNow, Inc.(a)	19,913
128	SPS Commerce, Inc.(a)	20,648
66	Synopsys, Inc.(a)	19,761
377	Teradata Corporation(a)	21,621
79	Workday, Inc.(a)	19,741
		322,527
	SPECIALTY FINANCE - 1.2%
1,206	Curo Group Holdings Corporation	20,900
5,421	Elevate Credit, Inc.(a)	22,388
458	Essent Group Ltd.	20,157
2,615	EZCORP, Inc.(a)	19,796
307	First American Financial Corporation	20,584
333	PennyMac Financial Services, Inc.	20,356
331	Stewart Information Services Corporation	20,939
		145,120
	STEEL - 0.2%
473	Ternium S.A. - ADR	20,008

	TECHNOLOGY HARDWARE - 1.3%
1,464	A10 Networks, Inc.(a)	19,735
2,073	CalAmp Corporation(a)	20,626
127	Garmin Ltd.	19,743
3,441	Lantronix, Inc.(a)	20,027
242	Lumentum Holdings, Inc.(a)	20,217
3,721	Nokia OYJ - ADR(a)	20,279
2,527	PlayAGS, Inc.(a)	19,913
597	Radware Ltd.(a)	20,131
		160,671

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value
	COMMON STOCKS — 24.9% (Continued)
	TECHNOLOGY SERVICES - 0.8%
36	EPAM Systems, Inc.(a)	$20,537
79	Equifax, Inc.	20,020
50	Fair Isaac Corporation(a)	19,897
34	MSCI, Inc.	20,684
6,047	Sify Technologies Ltd. - ADR(a)	20,439
		101,577
	TELECOMMUNICATIONS - 0.4%
1,174	America Movil S.A.B. de C.V. - ADR	20,745
2,827	Zix Corporation(a)	19,987
		40,732
	TRANSPORTATION & LOGISTICS - 1.2%
1,313	Costamare, Inc.	20,338
2,219	Daseke, Inc.(a)	20,437
3,818	Diana Shipping, Inc.(a)	21,839
1,724	Golar LNG Ltd.(a)	22,360
4,087	Pangaea Logistics Solutions Ltd.	20,639
3,137	Radiant Logistics, Inc.(a)	20,046
384	ZIM Integrated Shipping Services Ltd.	19,469
		145,128
	WHOLESALE - CONSUMER STAPLES - 0.2%
541	United Natural Foods, Inc.(a)	26,195

	WHOLESALE - DISCRETIONARY - 0.5%
142	Copart, Inc.(a)	19,698
5,625	Hudson Technologies, Inc.(a)	19,856
46	Pool Corporation	19,983
		59,537

	TOTAL COMMON STOCKS (Cost $3,073,512)	3,047,418

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares				Fair Value
	EXCHANGE-TRADED FUND — 7.9%
	EQUITY - 7.9%
2,265	SPDR S&P 500 ETF Trust			$972,002

	TOTAL EXCHANGE-TRADED FUND (Cost $919,723)			972,002

Principal Amount ($)		Coupon Rate (%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 20.7%
	U.S. TREASURY BILLS — 17.9%
1,200,000	United States Treasury Bill(b)	0.0450(c)	12/02/21	1,199,948
1,000,000	United States Treasury Bill(b)	0.0550(c)	02/03/22	999,861
				2,199,809
	U.S. TREASURY INFLATION PROTECTED — 2.8%
300,000	United States Treasury Inflation Indexed Bonds(b)	0.1250	10/15/24	341,576

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,524,300)			2,541,385

	TOTAL INVESTMENTS - 53.5% (Cost $6,517,535)			$6,560,805
	OTHER ASSETS IN EXCESS OF LIABILITIES - 46.5%			5,705,392
	NET ASSETS - 100.0%			$12,266,197

OPEN FUTURES CONTRACTS
Number of Contracts	Description	Long/Short	Expiration Date	Notional Amount	Unrealized Depreciation
2	CME E-Mini Standard & Poor’s 500 Index Future	Long	12/17/2021	$429,775	$(6,800)

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

L.P. - Limited Partnership

LTD - Limited Company

MSCI - Morgan Stanley Capital International

OYJ - Julkinen osakeyhtiö

PLC - Public Limited Company

S.A. - Société Anonyme

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of this security is pledged as collateral for total return swaps. As of September 30, 2021, the value of the pledged portion is $2,541,385.

(c)	Discount rate at time of purchase.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

OUTPERFORMANCE OPTION

				Strike	Expiration	Notional	Fair	Premiums	Unrealized
Description	Call/Put	Currency	Counterparty	Rate	Date	Amount	Value	Paid	Appreciation/(Depreciation)
Call
JPCPCLNG3/JPCPCSHR3 Index Outperformance Option *	Call	USD	JP Morgan	2.00%	12/31/2021	$6,300,000	$438,411	$489,710	$(51,299)

TOTAL RETURN SWAPS

						Number Of	Maturity	Notional	Upfront	Unrealized
Description	Long/Short	Currency	Index	Spread	Counterparty	Contracts	Date	Amount	Payments/Receipts	Appreciation/(Depreciation)
JP Morgan International Long Index Basket *	Long	USD	Overnight Bank Funding Rate	0.00%	JP Morgan	88,362	11/2/2022	$8,811,671	$—	$8,937
Strategy Shares Newfound/ReSolve Robust Momentum ETF	Long	USD	Overnight Bank Funding Rate	0.45%	JP Morgan	50,000	1/30/2023	1,319,000	—	71,328
SPDR S&P 500 ETF TRUST	Long	USD	Overnight Bank Funding Rate	0.35%	JP Morgan	3,550	6/2/2022	1,540,842	—	(12,487)
SPDR S&P 500 ETF TRUST	Long	USD	Overnight Bank Funding Rate	0.35%	JP Morgan	12,366	6/10/2024	5,450,257	—	(126,424)
										$(58,646)
JP Morgan International Short Index Basket *	Short	USD	Overnight Bank Funding Rate	0.00%	JP Morgan	92,984	11/2/2022	8,787,406	—	5,523
JP Morgan U.S. Short Index Basket 2 *	Short	USD	Overnight Bank Funding Rate	(1.15)%	JP Morgan	33,833	4/26/2024	3,140,044	—	129,108
										$134,631

										$75,985

*	The underlying holdings of this security can be found at https://www.counterpointmutualfunds.com/tactical-equity-fund/

COUNTERPOINT TACTICAL MUNICIPAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUND — 6.5%
	FIXED INCOME - 6.5%
92,022	VanEck High Yield Muni ETF	$5,749,535

	TOTAL EXCHANGE-TRADED FUND (Cost $5,816,615)	5,749,535

	OPEN END FUNDS — 90.1%
	FIXED INCOME - 90.1%
2,379,622	American Century High-Yield Municipal Fund, Class I	24,581,498
3,132,957	Invesco AMT-Free Municipal Fund, Class Y	24,562,379
165,000	Nuveen High Yield Municipal Bond Fund, Class I	3,019,500
2,624,274	PGIM Muni High Income Fund, Class Z	28,105,980
		80,269,357

	TOTAL OPEN END FUNDS (Cost $77,925,549)	80,269,357

	TOTAL INVESTMENTS - 96.6% (Cost $83,742,164)	$86,018,892
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%	3,030,033
	NET ASSETS - 100.0%	$89,048,925

ETF - Exchange-Traded Fund

See accompanying notes to financial statements.

COUNTERPOINT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2021

	Counterpoint	Counterpoint	Counterpoint
	Tactical Income	Tactical Equity	Tactical Municipal
	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$807,761,606	$6,517,535	$83,742,164
At value	$848,155,632	$6,560,805	$86,018,892
Cash	32,274,757	4,847,554	2,595,821
Cash held for collateral at broker +	7,200,887	142,462	—
Receivable for Fund shares sold	1,032,441	7,000	335,611
Dividends and interest receivable	2,812,016	8,583	205,682
Swaptions Purchased, at fair value (Premium $2,605,625, $0, $0)	2,029,518	—	—
Outperformance option, at fair value (Premium $0, $489,710, $0)	—	438,411	—
Unrealized appreciation on total return swaps	214,468	75,985	—
Receivable due from broker - swaps	119,608	364,031	—
Prepaid expenses and other assets	94,989	8,449	14,895
TOTAL ASSETS	893,934,316	12,453,280	89,170,901

LIABILITIES
Investment advisory fees payable	914,049	24,877	40,691
Payable to broker - swaps	—	123,161	—
Payable for Fund shares redeemed	406,162	—	38,960
Payable to related parties	76,413	4,837	8,125
Distribution (12b-1) fees payable	56,194	608	1,153
Unrealized depreciation on futures contracts	—	6,800	—
Accrued expenses and other liabilities	157,917	26,800	33,047
TOTAL LIABILITIES	1,610,735	187,083	121,976
NET ASSETS	$892,323,581	$12,266,197	$89,048,925

NET ASSETS CONSIST OF:
Paid in capital	$853,076,976	$16,655,997	$86,726,485
Accumulated earnings (loss)	$39,246,605	$(4,389,800)	$2,322,440
NET ASSETS	$892,323,581	$12,266,197	$89,048,925

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$71,948,263	$839,446	$1,872,111
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,159,960	75,780	170,459
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$11.68	$11.08	$10.98
Maximum offering price per share (maximum sales charge of 4.50%, 5.75% and 4.50%, respectively)	$12.23	$11.75	$11.50

Class C Shares :
Net Assets	$50,771,914	$516,054	$923,391
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,365,390	48,768	84,616
Net asset value (Net Assets ÷ Shares Outstanding), redemption price and offering price per share	$11.63	$10.58	$10.91

Class I Shares:
Net Assets	$769,603,404	$10,910,697	$86,253,423
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	65,935,882	970,393	7,853,115
Net asset value (Net Assets ÷ Shares Outstanding), redemption price and offering price per share	$11.67	$11.24	$10.98

+	Represents collateral for futures contracts, swaptions purchased, and total return swaps.

See accompanying notes to financial statements.

COUNTERPOINT FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2021

	Counterpoint	Counterpoint
	Tactical Income	Tactical Equity	Counterpoint Tactical
	Fund	Fund	Municipal Fund
INVESTMENT INCOME
Dividends (including foreign dividend tax withholding of $0, $679 and $0, respectively)	$32,509,820	$59,855	$1,986,692
Interest	6,207	21,966	96
Securities lending income (net of fees)	47,960	595	—
TOTAL INVESTMENT INCOME	32,563,987	82,416	1,986,788

EXPENSES
Investment advisory fees	8,599,713	91,192	416,861
Distribution (12b-1) fees:
Class A	165,311	3,217	3,675
Class C	429,016	5,005	7,899
Administrative services fees	451,533	22,464	47,743
Third party administrative servicing fees	441,636	2,148	41,616
Transfer agent fees	209,621	38,473	41,973
Accounting services fees	139,393	7,748	17,492
Custodian fees	109,875	17,000	8,639
Registration fees	105,755	19,120	44,866
Printing and postage expenses	72,372	525	4,025
Compliance officer fees	26,436	6,500	7,939
Audit fees	19,650	19,650	19,650
Trustees’ fees and expenses	18,501	15,700	15,800
Legal fees	12,001	13,062	10,000
Insurance expense	10,890	1,104	2,180
Interest expense	—	2,735	—
Other expenses	15,062	4,549	5,549
TOTAL EXPENSES	10,826,765	270,192	695,907

Less: Fees waived/expenses reimbursed by the Advisor	—	(131,492)	(87,657)
TOTAL NET EXPENSES	10,826,765	138,700	608,250

NET INVESTMENT INCOME (LOSS)	21,737,222	(56,284)	1,378,538

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	3,509,666	2,545,851	1,947
Net realized gain (loss) on swap contracts	1,961,262	(3,371,928)	—
Net realized loss on futures contracts	—	(96,329)	—
Net realized gain on options purchased	67,119	535,205	—
Net realized gain on foreign currency transactions	—	2,067	—
Net realized gain on options written	—	15,812	—
	5,538,047	(369,322)	1,947

Net change in unrealized appreciation (depreciation) on investments	26,979,463	(590,755)	1,504,300
Net change in unrealized depreciation on futures contracts	—	(6,800)	—
Net change in unrealized appreciation on swap contracts	189,329	347,287	—
Net change in unrealized depreciation on options purchased	—	(51,299)	—
Net change in unrealized depreciation on swaptions purchased	(576,107)	—	—
	26,592,685	(301,567)	1,504,300

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	32,130,732	(670,889)	1,506,247

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,867,954	$(727,173)	$2,884,785

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
FROM OPERATIONS
Net investment income	$21,737,222	$9,184,461
Net realized gain on investments and swap contracts, options purchased swaptions purchased, futures contracts and swaptions written	5,538,047	6,505,255
Net change in unrealized appreciation on investments, swap contracts, and swaptions purchased	26,592,685	3,007,279
Net increase in net assets resulting from operations	53,867,954	18,696,995

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(2,052,972)	(1,443,489)
Class C	(1,036,916)	(489,571)
Class I	(19,824,442)	(7,079,855)
Net decrease in net assets resulting from distributions to shareholders	(22,914,330)	(9,012,915)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	25,090,506	28,641,261
Class C	18,241,121	12,602,803
Class I	446,757,404	240,261,091
Net asset value of shares issued in reinvestment of distributions:
Class A	2,014,380	1,350,467
Class C	793,254	367,117
Class I	17,540,363	6,620,946
Payments for shares redeemed:
Class A	(25,028,607)	(35,162,454)
Class C	(8,181,221)	(8,590,077)
Class I	(119,895,496)	(100,515,852)
Net increase in net assets from shares of beneficial interest	357,331,704	145,575,302

TOTAL INCREASE IN NET ASSETS	388,285,328	155,259,382

NET ASSETS
Beginning of Year	504,038,253	348,778,871
End of Year	$892,323,581	$504,038,253

SHARE ACTIVITY
Class A:
Shares Sold	2,164,886	2,650,273
Shares Reinvested	174,254	123,973
Shares Redeemed	(2,177,119)	(3,239,393)
Net increase (decrease) in shares of beneficial interest outstanding	162,021	(465,147)

Class C:
Shares Sold	1,575,738	1,160,329
Shares Reinvested	68,854	33,826
Shares Redeemed	(710,178)	(789,573)
Net increase in shares of beneficial interest outstanding	934,414	404,582

Class I:
Shares Sold	38,525,223	22,058,336
Shares Reinvested	1,515,463	606,262
Shares Redeemed	(10,350,970)	(9,270,862)
Net increase in shares of beneficial interest outstanding	29,689,716	13,393,736

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
FROM OPERATIONS
Net investment loss	$(56,284)	$(51,018)
Net realized loss on investments, foreign currency transactions, futures contracts, options purchased, options written, swap contracts and securities sold short	(369,322)	(2,134,523)
Net change in unrealized depreciation on investments options purchased, swap contracts and futures contracts	(301,567)	(615,210)
Net decrease in net assets resulting from operations	(727,173)	(2,800,751)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,023,758	492,976
Class C	40,000	358,239
Class I	8,704,321	7,622,505
Payments for shares redeemed:
Class A	(2,049,673)	(1,335,001)
Class C	(132,716)	(783,994)
Class I	(5,368,621)	(13,179,134)
Net increase (decrease) in net assets from shares of beneficial interest	2,217,069	(6,824,409)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,489,896	(9,625,160)

NET ASSETS
Beginning of Year	10,776,301	20,401,461
End of Year	$12,266,197	$10,776,301

SHARE ACTIVITY
Class A:
Shares Sold	107,555	42,416
Shares Redeemed	(233,099)	(108,445)
Net decrease in shares of beneficial interest outstanding	(125,544)	(66,029)

Class C:
Shares Sold	4,455	32,303
Shares Redeemed	(14,324)	(70,279)
Net decrease in shares of beneficial interest outstanding	(9,869)	(37,976)

Class I:
Shares Sold	778,443	666,561
Shares Redeemed	(586,832)	(1,133,042)
Net increase (decrease) in shares of beneficial interest outstanding	191,611	(466,481)

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL MUNICIPAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
FROM OPERATIONS
Net investment income	$1,378,538	$608,554
Net realized gain on investments	1,947	551,984
Net change in unrealized appreciation on investments	1,504,300	44,476
Net increase in net assets resulting from operations	2,884,785	1,205,014

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(41,494)	(26,500)
Class C	(16,502)	(4,332)
Class I	(1,721,695)	(571,469)
Net decrease in net assets resulting from distributions to shareholders	(1,779,691)	(602,301)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,060,276	845,009
Class C	225,001	490,300
Class I	59,472,654	36,543,233
Net asset value of shares issued in reinvestment of distributions:
Class A	38,762	26,133
Class C	14,192	4,050
Class I	1,545,972	512,984
Payments for shares redeemed:
Class A	(1,628,327)	(1,404,973)
Class C	(5,263)	(51,299)
Class I	(20,661,137)	(16,927,959)
Net increase in net assets from shares of beneficial interest	41,062,130	20,037,478

TOTAL INCREASE IN NET ASSETS	42,167,224	20,640,191

NET ASSETS
Beginning of Year	46,881,701	26,241,510
End of Year	$89,048,925	$46,881,701

SHARE ACTIVITY
Class A:
Shares Sold	185,814	80,311
Shares Reinvested	3,554	2,492
Shares Redeemed	(147,804)	(132,548)
Net increase (decrease) in shares of beneficial interest outstanding	41,564	(49,745)

Class C:
Shares Sold	20,630	46,410
Shares Reinvested	1,310	386
Shares Redeemed	(474)	(4,876)
Net increase in shares of beneficial interest outstanding	21,466	41,920

Class I:
Shares Sold	5,392,083	3,470,517
Shares Reinvested	141,540	48,641
Shares Redeemed	(1,889,143)	(1,616,312)
Net increase in shares of beneficial interest outstanding	3,644,480	1,902,846

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018		September 30, 2017
Net asset value, beginning of year	$11.04	$10.79	$10.91	$11.28		$11.17
Activity from investment operations:
Net investment income (1)	0.35	0.23	0.35	0.28		0.32
Net realized and unrealized gain (loss) (2)	0.65	0.25	0.05	(0.31)		0.32
Total from investment operations	1.00	0.48	0.40	(0.03)		0.64

Less distributions from:
Net investment income	(0.36)	(0.23)	(0.38)	(0.34)		(0.38)
Net realized gains	—	—	(0.14)	(0.00	) (3)	(0.15)
Total distributions	(0.36)	(0.23)	(0.52)	(0.34)		(0.53)
Net asset value, end of year	$11.68	$11.04	$10.79	$10.91		$11.28
Total return (4)	9.14%	4.47%	3.89%	(0.27)%		5.95%
Net assets, at end of year (000’s)	$71,948	$66,244	$69,747	$107,839		$135,575
Ratio of gross expenses to average net assets before waiver/recapture (5,6)	1.73%	1.78%	1.79%	1.77%		1.77%
Ratio of net expenses to average net assets after waiver/recapture (5)	1.73%	1.78%	1.79%	1.77%		1.77%
Ratio of net investment income before waiver/recapture to average net assets (5,7)	3.03%	2.12%	3.27%	2.55%		2.82%
Ratio of net investment income after waiver/recapture to average net assets (5,7)	3.03%	2.12%	3.27%	2.55%		2.82%
Portfolio Turnover Rate	36%	232%	353%	380%		71%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018		September 30, 2017
Net asset value, beginning of year	$11.00	$10.76	$10.89	$11.22		$11.12
Activity from investment operations:
Net investment income (1)	0.26	0.15	0.27	0.20		0.23
Net realized and unrealized gain (loss) (2)	0.65	0.25	0.05	(0.32)		0.33
Total from investment operations	0.91	0.40	0.32	(0.12)		0.56

Less distributions from:
Net investment income	(0.28)	(0.16)	(0.31)	(0.21)		(0.31)
Net realized gains	—	—	(0.14)	(0.00	) (3)	(0.15)
Total distributions	(0.28)	(0.16)	(0.45)	(0.21)		(0.46)
Net asset value, end of year	$11.63	$11.00	$10.76	$10.89		$11.22
Total return (4)	8.30%	3.73%	3.11%	(1.03)%		5.15%
Net assets, at end of year (000’s)	$50,772	$37,748	$32,578	$35,336		$32,825
Ratio of gross expenses to average net assets before waiver/recapture (5,6)	2.48%	2.53%	2.54%	2.52%		2.52%
Ratio of net expenses to average net assets after waiver/recapture (5)	2.48%	2.53%	2.54%	2.52%		2.52%
Ratio of net investment income before waiver/recapture to average net assets (5,7)	2.27%	1.40%	2.52%	1.79%		2.08%
Ratio of net investment income after waiver/recapture to average net assets (5,7)	2.27%	1.40%	2.52%	1.79%		2.08%
Portfolio Turnover Rate	36%	232%	353%	380%		71%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018		September 30, 2017
Net asset value, beginning of year	$11.04	$10.78	$10.90	$11.30		$11.18
Activity from investment operations:
Net investment income (1)	0.37	0.26	0.37	0.30		0.35
Net realized and unrealized gain (loss) (2)	0.65	0.26	0.05	(0.31)		0.33
Total from investment operations	1.02	0.52	0.42	(0.01)		0.68

Less distributions from:
Net investment income	(0.39)	(0.26)	(0.40)	(0.39)		(0.41)
Net realized gains	—	—	(0.14)	(0.00	) (3)	(0.15)
Total distributions	(0.39)	(0.26)	(0.54)	(0.39)		(0.56)
Net asset value, end of year	$11.67	$11.04	$10.78	$10.90		$11.30
Total return (4)	9.32%	4.83%	4.13%	(0.07)%		6.18%
Net assets, at end of year (000s)	$769,603	$400,046	$246,454	$261,476		$247,550
Ratio of gross expenses to average net assets before waiver/recapture (5,6)	1.48%	1.53%	1.54%	1.52%		1.52%
Ratio of net expenses to average net assets after waiver/recapture (5)	1.48%	1.53%	1.54%	1.52%		1.52%
Ratio of net investment income before waiver/recapture to average net assets (5,7)	3.23%	2.38%	3.49%	2.74%		3.07%
Ratio of net investment income after waiver/recapture to average net assets (5,7)	3.23%	2.38%	3.49%	2.74%		3.07%
Portfolio Turnover Rate	36%	232%	353%	380%		71%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$10.30	$12.60	$15.92	$15.75	$14.36
Activity from investment operations:
Net investment loss (1)	(0.09)	(0.05)	(0.06)	(0.09)	(0.03)
Net realized and unrealized gain (loss) (2)	0.87	(2.25)	(2.77)	1.17	1.42
Total from investment operations	0.78	(2.30)	(2.83)	1.08	1.39

Less distributions from:
Net realized gains	—	—	(0.49)	(0.91)	—
Total distributions	—	—	(0.49)	(0.91)	—
Net asset value, end of year	$11.08	$10.30	$12.60	$15.92	$15.75
Total return (3)	7.57%	(18.25)%	(18.15)%	7.02%	9.68%
Net assets, at end of year (000s)	$839	$2,074	$3,369	$6,322	$3,796
Ratio of gross expenses to average net assets before waiver (4,5,6)	3.74%	2.82%	2.37%	3.12%	4.18%
Ratio of net expenses to average net assets after waiver (4,5)	2.04%	2.00%	2.08%	2.81%	3.33%
Ratio of net investment loss before waiver to average net assets (4,7)	(2.66)%	(1.27)%	(0.81)%	(1.68)%	(2.37)%
Ratio of net investment loss after waiver to average net assets (4,7)	(0.96)%	(0.45)%	(0.52)%	(1.37)%	(1.52)%
Portfolio Turnover Rate	230%	259%	296%	259%	369%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Excluding interest expense and dividends on securities sold short, the following ratios would have been:

Gross expenses to average net assets (6)	3.70%	2.82%	2.29%	2.31%	2.85%
Net expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(7)	Recognition of investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$9.91	$12.22	$15.57	$15.53	$14.26
Activity from investment operations:
Net investment loss (1)	(0.16)	(0.15)	(0.19)	(0.20)	(0.14)
Net realized and unrealized gain (loss) (2)	0.83	(2.16)	(2.67)	1.15	1.41
Total from investment operations	0.67	(2.31)	(2.86)	0.95	1.27

Less distributions from:
Net realized gains	—	—	(0.49)	(0.91)	—
Total distributions	—	—	(0.49)	(0.91)	—
Net asset value, end of year	$10.58	$9.91	$12.22	$15.57	$15.53
Total return (3)	6.76%	(18.90)%	(18.77)%	6.24%	8.83%
Net assets, at end of year (000s)	$516	$581	$1,181	$2,870	$1,251
Ratio of gross expenses to average net assets before waiver (4,5,6)	4.49%	3.57%	3.12%	3.87%	4.93%
Ratio of net expenses to average net assets after waiver (4,5)	2.79%	2.75%	2.83%	3.56%	4.08%
Ratio of net investment loss before waiver to average net assets (4,7)	(3.43)%	(2.08)%	(1.75)%	(2.42)%	(3.12)%
Ratio of net investment loss after waiver to average net assets (4,7)	(1.73)%	(1.26)%	(1.46)%	(2.11)%	(2.27)%
Portfolio Turnover Rate	230%	259%	296%	259%	369%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Excluding interest expense and dividends on securities sold short, the following ratios would have been:

Gross expenses to average net assets (6)	4.45%	3.57%	3.04%	3.06%	3.60%
Net expenses to average net assets	2.75%	2.75%	2.75%	2.75%	2.75%

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(7)	Recognition of investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$10.43	$12.73	$16.04	$15.82	$14.38
Activity from investment operations:
Net investment income (loss) (1)	(0.06)	(0.03)	(0.01)	(0.05)	0.01
Net realized and unrealized gain (loss) (2)	0.87	(2.27)	(2.81)	1.18	1.43
Total from investment operations	0.81	(2.30)	(2.82)	1.13	1.44

Less distributions from:
Net realized gains	—	—	(0.49)	(0.91)	—
Total distributions	—	—	(0.49)	(0.91)	—
Net asset value, end of year	$11.24	$10.43	$12.73	$16.04	$15.82
Total return (3)	7.77%	(18.07)%	(17.95)%	7.31%	10.01%
Net assets, at end of year (000s)	$10,911	$8,121	$15,851	$23,615	$10,662
Ratio of gross expenses to average net assets before waiver (4,5,6)	3.49%	2.57%	2.12%	2.87%	3.93%
Ratio of net expenses to average net assets after waiver (4,5)	1.79%	1.75%	1.83%	2.56%	3.08%
Ratio of net investment loss before waiver to average net assets (4,7)	(2.34)%	(1.07)%	(0.45)%	(1.43)%	(2.14)%
Ratio of net investment loss after waiver to average net assets (4,7)	(0.64)%	(0.25)%	(0.16)%	(1.12)%	(1.29)%
Portfolio Turnover Rate	230%	259%	296%	259%	369%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Excluding interest expense and dividends on securities sold short, the following ratios would have been:

Gross expenses to average net assets (6)	3.45%	2.57%	2.04%	2.06%	2.60%
Net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(7)	Recognition of investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018 (1)
Net asset value, beginning of period	$10.65	$10.47	$10.00	$10.00
Activity from investment operations:
Net investment income (2)	0.23	0.19	0.26	0.09
Net realized and unrealized gain (loss) (3)	0.42	0.16	0.44	(0.01)
Total from investment operations	0.65	0.35	0.70	0.08

Less distributions from:
Net investment income	(0.23)	(0.17)	(0.23)	(0.08)
Net realized gains	(0.09)	—	—	—
Total distributions	(0.32)	(0.17)	(0.23)	(0.08)
Net asset value, end of period	$10.98	$10.65	$10.47	$10.00
Total return (4)	6.13%	3.37%	7.12%	0.77	% (5)
Net assets, at end of period (000s)	$1,872	$1,373	$1,871	$1,023
Ratio of gross expenses to average net assets before waiver (6,7)	1.40%	1.61%	2.03%	2.74	% (8)
Ratio of net expenses to average net assets after waiver (6)	1.25%	1.25%	1.25%	1.25	% (8)
Ratio of net investment income before waiver to average net assets (6,9)	1.94%	1.44%	1.79%	1.45	% (8)
Ratio of net investment income after waiver to average net assets (6,9)	2.09%	1.80%	2.57%	2.94	% (8)
Portfolio Turnover Rate	12%	123%	125%	1	% (5)

(1)	The Counterpoint Tactical Municipal Fund’s Class A shares commenced operations on June 11, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(4)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(5)	Not annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(8)	Annualized.

(9)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018 (1)
Net asset value, beginning of period	$10.59	$10.46	$10.00	$10.00
Activity from investment operations:
Net investment income (2)	0.15	0.08	0.20	0.07
Net realized and unrealized gain (loss) (3)	0.41	0.18	0.42	(0.01)
Total from investment operations	0.56	0.26	0.62	0.06

Less distributions from:
Net investment income	(0.15)	(0.13)	(0.16)	(0.06)
Net realized gains	(0.09)	—	—	—
Total distributions	(0.24)	(0.13)	(0.16)	(0.06)
Net asset value, end of period	$10.91	$10.59	$10.46	$10.00
Total return (4)	5.31%	2.54%	6.29%	0.56	% (5)
Net assets, at end of period (000s)	$923	$669	$222	$68
Ratio of gross expenses to average net assets before waiver (6,7)	2.15%	2.36%	2.78%	3.49	% (8)
Ratio of net expenses to average net assets after waiver (6)	2.00%	2.00%	2.00%	2.00	% (8)
Ratio of net investment income before waiver to average net assets (6,9)	1.20%	0.39%	1.21%	0.77	% (8)
Ratio of net investment income after waiver to average net assets (6,9)	1.35%	0.75%	1.99%	2.26	% (8)
Portfolio Turnover Rate	12%	123%	125%	1	% (5)

(1)	The Counterpoint Tactical Municipal Fund’s Class C shares commenced operations on June 11, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(4)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(5)	Not annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(8)	Annualized.

(9)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018 (1)
Net asset value, beginning of period	$10.65	$10.47	$10.00	$10.00
Activity from investment operations:
Net investment income (2)	0.26	0.19	0.28	0.10
Net realized and unrealized gain (loss) (3)	0.41	0.18	0.45	(0.02)
Total from investment operations	0.67	0.37	0.73	0.08

Less distributions from:
Net investment income	(0.25)	(0.19)	(0.26)	(0.08)
Net realized gains	(0.09)	—	—	—
Total distributions	(0.34)	(0.19)	(0.26)	(0.08)
Net asset value, end of period	$10.98	$10.65	$10.47	$10.00
Total return (4)	6.39%	3.60%	7.39%	0.83	% (5)
Net assets, at end of period (000s)	$86,253	$44,840	$24,149	$13,063
Ratio of gross expenses to average net assets before waiver (6,7)	1.15%	1.36%	1.78%	2.49	% (8)
Ratio of net expenses to average net assets after waiver (6)	1.00%	1.00%	1.00%	1.00	% (8)
Ratio of net investment income before waiver to average net assets (6,9)	2.18%	1.45%	1.98%	1.68	% (8)
Ratio of net investment income after waiver to average net assets (6,9)	2.33%	1.81%	2.76%	3.17	% (8)
Portfolio Turnover Rate	12%	123%	125%	1	% (5)

(1)	The Counterpoint Tactical Municipal Fund’s Class I shares commenced operations on June 11, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(4)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(5)	Not annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(8)	Annualized.

(9)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

1.	ORGANIZATION

Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund and Counterpoint Tactical Municipal Fund (collectively, the “Funds”) are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objectives of the Funds are as follows:

Counterpoint Tactical Income Fund - seeks income and capital preservation.

Counterpoint Tactical Equity Fund - seeks capital appreciation and preservation.

Counterpoint Tactical Municipal Fund - seeks tax-free income and capital preservation.

Each Fund offers three classes of shares: Class A, Class C and Class I shares. Counterpoint Tactical Income Fund commenced operations on December 4, 2014. Counterpoint Tactical Equity Fund commenced operations on November 30, 2015. Counterpoint Tactical Municipal Fund commenced operations on June 11, 2018. Class A shares of the Counterpoint Tactical Income Fund and Class A shares of the Counterpoint Tactical Municipal Fund are offered at net asset value plus a maximum sales charge of 4.50%. Class A shares of the Counterpoint Tactical Equity Fund are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Class I shares of each Fund are offered at net asset value. Each class of each Fund represents an interest in the same assets of that Fund and classes are identical except for differences in their distribution and sales charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) .. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. A Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – Each Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2021 for the Funds’ investments measured at fair value:

Counterpoint Tactical Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$81,155,201	$—	$—	$81,155,201
Open End Funds	747,502,429	—	—	747,502,429
U.S. Government & Agencies	—	19,498,002	—	19,498,002
Swaptions Purchased	—	2,029,518	—	2,029,518
Total Return Swaps	—	214,468	—	214,468
Total	$828,657,630	$21,741,988	$—	$850,399,618

Counterpoint Tactical Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$3,047,418	$—	$—	$3,047,418
Exchange Traded Fund	972,002	—	—	972,002
U.S. Government & Agencies	—	2,541,385	—	2,541,385
Outperformance Option	—	438,411	—	438,411
Short Total Return Swaps	—	134,631	—	134,631
Total	$4,019,420	$3,114,427	$—	$7,133,847
Liabilities *
Long Futures Contracts	$6,800	$—	$—	$6,800
Long Total Return Swaps	—	58,646	—	58,646
Total	$6,800	$58,646	$—	$65,446

Counterpoint Tactical Municipal Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$5,749,535	$—	$—	$5,749,535
Open End Funds	80,269,357	—	—	80,269,357
Total	$86,018,892	$—	$—	$86,018,892

The Funds did not hold any Level 3 securities during the period. There were no transfers between levels during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Futures Contracts – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may each purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Funds are subject to equity price risk and commodity price risk in the normal course of pursuing their investment objective and each Fund may purchase or sell options to help hedge against risk. When the Funds write a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to each Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. Each Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Credit Default Swaptions – Credit default swaptions may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

Swap Agreements – The Funds may hold equities subject to equity price risk. Each Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. Each Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Funds are subject to equity price risk. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. The fair value of these financial instruments are located under unrealized appreciation (depreciation) on total return swaps on the Statement of Assets and Liabilities. The realized gain (loss) on swap contracts and change in unrealized appreciation (depreciation) on swap contracts are located on the Statement of Operations.

Securities Lending Risk – A Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. See Note 9 for additional information regarding securities lending during the period October 1, 2020 through September 30, 2021.

Market Risk – Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; climate change and climate-related events; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2018 through September 30, 2020, or expected to be taken in the Funds’ September 30, 2021 tax returns.

Each Fund identifies its major tax jurisdictions as U.S. federal, Ohio (Nebraska in years prior to 2019), and foreign jurisdictions where the Fund makes significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Counterpoint Mutual Funds, LLC (the “Advisor”) serves as investment advisor to the Funds. Subject to the oversight of the Board, the Advisor is responsible for the management of the Funds’ investment portfolios. Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Advisor directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Counterpoint Tactical Income Fund and Counterpoint Tactical Equity Fund pay the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of each Fund’s average daily net assets. As compensation for its services and the related expenses borne by the Advisor, the Counterpoint Tactical Municipal Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets.

For the year ended September 30, 2021, the Advisor earned advisory fees as follows:

Advisory Fee
Counterpoint Tactical Income Fund	$8,599,713
Counterpoint Tactical Equity Fund	$91,192
Counterpoint Tactical Municipal Fund	$416,861

Pursuant to a series of written contracts (the “Waiver Agreements”), the Advisor has contractually agreed to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses, until at least January 31, 2022, to the extent necessary so that the total operating expenses incurred by each Fund (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, brokerage fees and commissions or extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers, and

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

trustees, and contractual indemnification of third party service providers other than the Advisor)) do not exceed 2.00%, 2.75% and 1.75% of the daily average net assets attributable to Class A, Class C and Class I shares respectively, of the Counterpoint Tactical Income Fund and Counterpoint Tactical Equity Fund and 1.25%, 2.00% and 1.00% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively, of the Counterpoint Tactical Municipal Fund. Fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits then in place and in place at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Advisor.

During the year ended September 30, 2021, the Advisor waived fees/reimbursed expenses pursuant to the Waiver Agreements as follows:

Advisory Fee Waiver
Counterpoint Tactical Income Fund	$—
Counterpoint Tactical Equity Fund	$131,492
Counterpoint Tactical Municipal Fund	$87,657

As of September 30, 2021, the amount of fees waived/expenses reimbursed subject to potential recapture by date of expiration were as follows:

	September 30, 2022	September 30, 2023	September 30, 2024	Total
Counterpoint Tactical Income Fund	$—	$—	$—	$—
Counterpoint Tactical Equity Fund	$78,070	$123,337	$131,492	$332,899
Counterpoint Tactical Municipal Fund	$126,450	$123,507	$87,657	$337,614

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of each Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plans”), as amended, pursuant to Rule 12b- 1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets for Class C shares for such distribution and shareholder service activities. For the year ended September 30, 2021 the Funds incurred distributions fees as follows:

	Class A	Class C
Counterpoint Tactical Income Fund	$165,311	$429,016
Counterpoint Tactical Equity Fund	$3,217	$5,005
Counterpoint Tactical Municipal Fund	$3,675	$7,899

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. During the year ended

September 30, 2021, the Distributor received underwriting commissions for sales of Class A shares as follows:

		Amount Retained by
	Underwriter Commissions	Principal Underwriter
Counterpoint Tactical Income Fund	$68,819	$9,806
Counterpoint Tactical Equity Fund	$2,267	$383
Counterpoint Tactical Municipal Fund	$—	$—

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments were as follows:

	Purchases	Sales
Counterpoint Tactical Income Fund	$543,503,878	$235,477,652
Counterpoint Tactical Equity Fund	$11,779,357	$18,856,274
Counterpoint Tactical Municipal Fund	$44,826,821	$6,944,933

5.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative instruments on the Funds’ Statement of Assets and Liabilities as of September 30, 2021.

Counterpoint Tactical Income Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Fixed Income contracts/Credit risk	Unrealized appreciation on total return swaps	$214,468
Fixed Income contracts/Credit risk	Investment in swaptions purchased	$2,029,518

Counterpoint Tactical Equity Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity Contract/Equity Price Risk	Unrealized appreciation on total return swaps	$75,985
Equity Contract/Equity Price Risk	Investment in outperformance option	438,411
Equity Contract/Equity Price Risk	Unrealized depreciation on futures contracts	(6,800)

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

The following is a summary of the effect of derivative instruments on the Funds’ Statement of Operations for the year ended September 30, 2021.

Counterpoint Tactical Income Fund

		Change in Unrealized
Contract type/	Realized Gain	Appreciation
Primary Risk Exposure	On Swap Contracts	On Swap Contracts
Fixed Income Contracts/Credit Risk	$1,961,262	$189,329

		Change In Unrealized
Contract type/	Realized Gain	Appreciation
Primary Risk Exposure	On Options Purchased	On Options Purchased
Interest rate contracts/Interest Rate Risk	$67,119	$—

		Change In Unrealized
Contract type/	Realized Gain	Depreciation
Primary Risk Exposure	On Swaptions Purchased	On Swaptions Purchased
Credit Contracts/Credit Risk	$—	$(576,107)

Counterpoint Tactical Equity Fund

		Change in Unrealized
Contract type/	Realized Loss	Depreciation
Primary Risk Exposure	On Futures Contracts	On Futures Contracts
Equity Contracts/Equity Price Risk	$(96,329)	$(6,800)

		Change In Unrealized
Contract type/	Realized Gain	Depreciation
Primary Risk Exposure	On Options Purchased	On Options Purchased
Equity Contracts/Equity Price Risk	$535,205	$(51,299)

		Change In Unrealized
Contract type/	Realized Gain	Appreciation
Primary Risk Exposure	On Options Written	On Options Written
Equity Contracts/Equity Price Risk	$15,812	$—

		Change In Unrealized
Contract type/	Realized Loss	Appreciation
Primary Risk Exposure	On Swap Contracts	On Swap Contracts
Equity Contracts/Equity Price Risk	$(3,371,928)	$347,287

The notional value of the derivative instruments outstanding as of September 30, 2021 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

During the year ended September 30, 2021, the Funds were not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2021 for the Funds.

Counterpoint Tactical Income Fund

						Net Amounts	Financial	Cash		Net
		Gross Amounts of		Gross Amounts of		Presented in the	Instruments	Collateral		Amount
Description	Counterparty	Recognized Assets		Recognized Liabilities		Statement of Assets & Liabilities	Pledged	Pledged		of Assets & Liabilities
Unrealized appreciation on total return swaps	Goldman Sachs	$276,702	(1)	$—		$276,702	$—	$—		$276,702
Unrealized depreciation on total return swaps	JP Morgan	—		(62,234	) (1)	(62,234)	—	62,234	(2)	—
Investment in put swaptions purchased	Goldman Sachs	476,395	(1)	—		476,395	—	—		476,395
Investment in put swaptions purchased	JP Morgan	1,553,123	(1)	—		1,553,123	—	—		1,553,123
		$2,306,220		$(62,234)		$2,243,986	$—	$62,234		$2,306,220

Counterpoint Tactical Equity Fund

						Net Amounts	Financial	Cash	Net
		Gross Amounts of		Gross Amounts of		Presented in the	Instruments	Collateral	Amount
Description	Counterparty	Recognized Assets		Recognized Liabilities		Statement of Assets & Liabilities	Pledged	Pledged	of Assets & Liabilities
Unrealized appreciation (depreciation) on total return swaps	JP Morgan	$214,896	(1)	$(138,911	) (1)	$75,985	$—	$—	$75,985
Investment in outperformance option	JP Morgan	438,411	(1)	—		438,411	—	—	438,411
		$653,307		$(138,911)		$514,396	$—	$—	$514,396

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and does not include excess collateral pledged to the counterparty. Total collateral amounts are presented in the Statements of Assets and Liabilities.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2021, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Deprectiation)
Counterpoint Tactical Income Fund	$811,014,248	$40,767,610	$(1,382,240)	$39,385,370
Counterpoint Tactical Equity Fund	$7,075,111	$157,104	$(163,814)	$(6,710)
Counterpoint Tactical Municipal Fund	$83,746,997	$2,370,758	$(98,863)	$2,271,895

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Funds’ distributions paid for the years ended September 30, 2021 and September 30, 2020 was as follows:

	For the period ended September 30, 2021:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Counterpoint Tactical Income Fund	$22,914,330	$—	$—	$—	$22,914,330
Counterpoint Tactical Equity Fund	—	—	—	—	—
Counterpoint Tactical Municipal Fund	66,579	410,430	—	1,302,682	1,779,691

	For the period ended September 30, 2020:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Counterpoint Tactical Income Fund	$9,012,915	$—	$—	$—	$9,012,915
Counterpoint Tactical Equity Fund	—	—	—	—	—
Counterpoint Tactical Municipal Fund	197,280	—	—	405,021	602,301

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Counterpoint Tactical Income Fund	$—	$382,129	$—	$—	$(520,894)	$—	39,385,370	$39,246,605
Counterpoint Tactical Equity Fund	—	—	—	(394,663)	(3,977,692)	(10,735)	(6,710)	(4,389,800)
Counterpoint Tactical Municipal Fund	44,661	—	5,884	—	—	—	2,271,895	2,322,440

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the mark-to-market treatment on swaps and futures contracts, adjustments for partnerships, C-Corporation return of capital distributions, and the tax deferral of losses on wash sales. In addition, the amounts listed under other book/tax differences for the Counterpoint Tactical Equity Fund is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Counterpoint Tactical Equity Fund incurred and elected to defer such late year losses of $79,237

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Counterpoint Tactical Equity Fund incurred and elected to defer such capital losses of $315,426.

At September 30, 2021, the Funds had capital loss carry forwards (“CLCF”) for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Counterpoint Tactical Income Fund	$520,894	$—	$520,894	$4,567,158
Counterpoint Tactical Equity Fund	3,266,622	711,070	3,977,692	—
Counterpoint Tactical Municipal Fund	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses resulted in reclassification for the year ended September 30, 2021 for the Funds as follows:

Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
Counterpoint Tactical Income Fund	$—	$—
Counterpoint Tactical Equity Fund	(2,004,771)	2,004,771
Counterpoint Tactical Municipal Fund	—	—

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Counterpoint Tactical Income Fund currently invests a portion of its assets in the BlackRock High Yield Bond Portfolio (the “BlackRock Portfolio”). The Fund may redeem its investment from the BlackRock Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the BlackRock Portfolio. The financial statements of the BlackRock Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2021, the percentage of the net assets invested in the BlackRock Portfolio was 28.0%.

The Counterpoint Tactical Income Fund currently invests a portion of its assets in the PGIM High Yield Fund (the “PGIM Fund”). The Fund may redeem its investment from the PGIM Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the PGIM Fund. The financial statements of the PGIM Fund, including the portfolio of investments, can be found at the SEC’s website www.sec.gov and

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

should be read in conjunction with the Fund’s financial statements. As of September 30, 2021, the percentage of the net assets invested in the PGIM Fund was 32.4%.

The Counterpoint Tactical Municipal Fund currently invests a portion of its assets in the American Century High-Yield Municipal Fund (the “American Century Fund”). The Fund may redeem its investment from the American Century Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the American Century Fund. The financial statements of the American Century Fund, including the portfolio of investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2021, the percentage of the net assets invested in the American Century Fund was 27.6%.

The Counterpoint Tactical Municipal Fund currently invests a portion of its assets in the Invesco Oppenheimer AMT-Free Municipal Fund (the “Invesco Fund”). The Fund may redeem its investment from the Invesco Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the Invesco Fund. The financial statements of the Invesco Fund, including the portfolio of investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2021, the percentage of the net assets invested in the Invesco Fund was 27.6%.

The Counterpoint Tactical Municipal Fund currently invests a portion of its assets in the PGIM Muni High Income Fund (the “PGIM Muni Fund”). The Fund may redeem its investment from the PGIM Muni Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the PGIM Muni Fund. The financial statements of the PGIM Muni Fund, including the portfolio of investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2021, the percentage of the net assets invested in the PGIM Muni Fund was 31.6%.

9.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), each Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Funds’ security lending procedures. The Funds continue to receive interest or dividends on the securities loaned. The Funds have the right under the Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Funds could experience delays or losses on recovery. Additionally, the Funds are subject to the risk of loss from investments made with the cash received as collateral. The Funds manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty. Each Fund receives compensation relating to the lending of the its securities as reflected in the Statement of Operations. As of September 30, 2021, the Funds did not have any securities out on loan.

COUNTERPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

10.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2021, the shareholders listed below held more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned of record within the omnibus accounts listed below are also owned beneficially.

Shareholder	Fund	Percent
National Financial Services LLC	Counterpoint Tactical Equity Fund	65.46%
Charles Schwab & Co.	Counterpoint Tactical Municipal Fund	26.66%
National Financial Services LLC	Counterpoint Tactical Municipal Fund	32.71%

11.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate- related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19,2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f -4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Funds’ use of derivatives.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund, and Counterpoint Tactical Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund, and Counterpoint Tactical Municipal Fund (collectively, the Funds), each a separate series of Northern Lights Fund Trust III, including the schedules of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the years or periods presented in the table below. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods presented in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Financial Highlights
Counterpoint Tactical Income Fund	For the years ended September 30, 2021, 2020, 2019, 2018, and 2017.
Counterpoint Tactical Equity Fund	For the years ended September 30, 2021, 2020, 2019, 2018, and 2017.
Counterpoint Tactical Municipal Fund	For the years ended September 30, 2021, 2020, 2019 and for the period June 11, 2018 (commencement of operations) to September 30, 2018.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2021, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Counterpoint Mutual Funds, LLC investment companies since 2015.

Denver, Colorado

November 29, 2021

COUNTERPOINT FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2021

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service (12b- 1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid*	Expense Ratio During*
	Account Value	Account Value	During Period	the Period
Actual	4/1/21	9/30/21	4/1/21 – 9/30/21	4/1/21 – 9/30/21
Counterpoint Tactical Income Fund
Class A	$1,000.00	$1,027.20	$8.79	1.73%
Class C	$1,000.00	$1,023.60	$12.58	2.48%
Class I	$1,000.00	$1,028.50	$7.58	1.48%
Counterpoint Tactical Equity Fund
Class A	$1,000.00	$1,239.40	$11.23	2.00%
Class C	$1,000.00	$1,235.70	$15.41	2.75%
Class I	$1,000.00	$1,240.60	$9.83	1.75%
Counterpoint Tactical Municipal Fund
Class A	$1,000.00	$1,019.60	$6.33	1.25%
Class C	$1,000.00	$1,016.00	$10.11	2.00%
Class I	$1,000.00	$1,020.80	$5.07	1.00%

	Beginning	Ending	Expenses Paid	Expense Ratio During*
Hypothetical	Account Value	Account Value	During Period	the Period
(5% return before expenses)	4/1/21	9/30/21	4/1/21 – 9/30/21	4/1/21 – 9/30/21
Counterpoint Tactical Income Fund
Class A	$1,000.00	$1,016.39	$8.74	1.73%
Class C	$1,000.00	$1,012.63	$12.51	2.48%
Class I	$1,000.00	$1,017.60	$7.54	1.48%
Counterpoint Tactical Equity Fund
Class A	$1,000.00	$1,015.04	$10.10	2.00%
Class C	$1,000.00	$1,011.28	$13.87	2.75%
Class I	$1,000.00	$1,016.29	$8.85	1.75%
Counterpoint Tactical Municipal Fund
Class A	$1,000.00	$1,018.80	$6.33	1.25%
Class C	$1,000.00	$1,015.04	$10.10	2.00%
Class I	$1,000.00	$1,020.05	$5.06	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

COUNTERPOINT FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

Renewal of Advisory Agreements – Counterpoint Tactical Equity Fund, Counterpoint Tactical Income Fund, Counterpoint Tactical Municipal Fund and CP High Yield Trend ETF*

In connection with a meeting held on August 24-25, 2021, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between the Adviser and the Trust, with respect to Counterpoint Tactical Equity Fund (“Counterpoint TE”), Counterpoint Tactical Income Fund (“Counterpoint TI”), Counterpoint Tactical Municipal Fund (“Counterpoint TM”) and CP High Yield Trend ETF (“CP HYT” and collectively, the “Counterpoint Funds”). In considering the renewal of the Advisory Agreements, the Board received materials specifically relating to the Counterpoint Funds and the Advisory Agreements.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreements.

Nature, Extent and Quality of Services. The Board recognized that the Adviser’s investment personnel had a wide range of experience with portfolio management, compliance, research and marketing. The Board remarked that the Adviser monitored each Counterpoint Fund on a daily basis to ensure its compliance with the investment guidelines and restrictions in each Counterpoint Fund’s prospectus. The Board commented that the Adviser developed a checklist of limitations and procedures for each Counterpoint Fund to evaluate each Counterpoint Fund’s compliance with its investment guidelines. The Board recognized that the Adviser used Bloomberg AIM to automate trade compliance functions. The Board noted that the Adviser represented that it had no regulatory, compliance or litigation issues in the past year and that it selected broker-dealers on the basis of best execution and lowest trading costs.

Counterpoint TE, Counterpoint TI and Counterpoint TM—The Board discussed that the Adviser used technology to analyze historical market data to create and manage proprietary quantitative models that directed portfolio risk exposures but retained discretion to adjust exposures based on market dynamics. The Board observed that the Adviser continuously enhanced its models with timely research, incorporating new data from academia and internal studies. The Board remarked that the Adviser had programmed the investment limitations of each of Counterpoint TE, Counterpoint TI and Counterpoint TM into its models. The Board observed that risk management principles informed the Adviser’s security selection.

CP HYT—The Board observed that the Adviser monitored bid/ask spreads, share price, NAV per share and volume during market hours. The Board discussed that the Adviser rebalanced CP HYT to maintain target weights and reduce tracking error. The Board recognized that the Adviser monitored liquidity and trading characteristics of the securities within CP HYT’s index to identify potential risks to CP HYT. The Board acknowledged that the Adviser reviewed the index provider regularly to ensure it was able to fulfill its obligations, was financially viable, and had no compliance or regulatory issues.

The Board concluded that the Adviser dedicated adequate resources and technology to support the investment process, risk management and compliance for each of the Counterpoint Funds. The Board noted that the Adviser could be expected to continue to provide satisfactory service to the Counterpoint Funds and their shareholders.

Performance.

Counterpoint TE—The Board noted that Counterpoint TE was a 1-star Morningstar rated fund that underperformed its peer group, Morningstar category and the S&P 500 MidCap 400 TR Index across all periods. The Board observed that Counterpoint TE’s underperformance could be attributed to it the market neutral portion of its portfolio which missed the market gains over the last year. The Board noted that Counterpoint TE’s short positions underperformed due to the rising popularity of “meme stocks,” low-quality and high-volatility stocks that were promoted on social media. The Board recognized that Counterpoint TE was designed to underperform in volatile markets but could avoid deep drawdowns during bear markets. The Board concluded that the Adviser’s low volatility management style could prove to be a benefit over the long -term. The Board was disappointed in Counterpoint TE’s performance but determined that the Adviser should continue managing Counterpoint TE’s strategy throughout a full market cycle.

COUNTERPOINT FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

Counterpoint TI—The Board discussed that Counterpoint TI had earned a 5-star Morningstar rating and outperformed its peer group, Morningstar category and benchmark across all periods. The Board noted that Counterpoint TI was in the top two quartiles for performance among its peer group and Morningstar category over all periods. The Board recognized that the Adviser had consistently managed Counterpoint TI’s strategy and produced reasonable returns with low volatility. Although past performance is no guarantee of future results, the Board concluded that the Adviser could be expected to provide reasonable returns to Counterpoint TI and its shareholders.

Counterpoint TM—The Board acknowledged that Counterpoint TM had outperformed its benchmark, peer group and Morningstar category over the since inception period but underperformed its peer group and Morningstar category over the 1-year period. The Board discussed that Counterpoint TM’s long-term performance was attributed to Counterpoint TM’s signal that helped it avoid the sharp decline in high yield municipal bonds during the initial stages of the pandemic and that the 1-year underperformance was more a function of Counterpoint TM’s advisory fee rather than its signals. The Board noted that Counterpoint TM had a low standard deviation for the since inception period and was in the first quartile for Sharpe ratio among its peer group and Morningstar category over the since inception period. The Board recognized that Counterpoint TM had managed risk and shown potential to produce consistent reasonable returns. Although past performance is no guarantee of future results, the Board concluded that the Adviser could be expected to provide reasonable returns to Counterpoint TM and its shareholders.

CP HYT— The Board noted that CPT HYT outperformed its Morningstar category but underperformed its peer group for the 1-year and since inception periods. The Board acknowledged that CP HYT was in the third quartile for standard deviation among its peer group and the fourth quartile for standard deviation among its Morningstar category for the 1-year period, but was in the first quartile for standard deviation among its Morningstar category and peer group for the since inception period. The Board recognized that, although still relatively new, CP HYT had shown potential to produce consistent reasonable returns and that the Adviser should continue managing CP HYT throughout a full market cycle.

Fees and Expenses.

Counterpoint TE—The Board remarked that the Adviser’s 1.25% advisory fee for Counterpoint TE was slightly higher than the medians and averages of its 14-fund peer group and Morningstar category, but well below the high of each. The Board commented that the 1.75% net expense ratio was higher than the peer group and Morningstar category medians and averages, but below the highs of each. Given these considerations, the Board concluded that the advisory fee for Counterpoint TE was not unreasonable.

Counterpoint TI—The Board discussed that the Adviser’s 1.25% advisory fee for Counterpoint TI was the high of its peer group but significantly lower than the high of its Morningstar category. The Board noted that the 1.53% net expense ratio was higher than the peer group and Morningstar category medians and averages, but below the highs of each. The Board remarked that the Adviser believed its fee was justified because Counterpoint TI’s investment strategy offered higher Sharpe ratio potential than its peers and avoided the heavy use of exchange traded funds and derivatives relied on by its competitors. Given these considerations, the Board concluded that the advisory fee for Counterpoint TI was not unreasonable.

Counterpoint TM—The Board noted that the Adviser’s 0.70% advisory fee for Counterpoint TM was equal to the median of its 5-fund peer group although higher than the median and average of its Morningstar category. The Board commented that its 0.99% net expense ratio was lower than the peer group average and median but higher than the Morningstar category average and median. The Board commented that the Adviser explained that the funds in the Morningstar category did not reflect a tactical strategy. Given these considerations, the Board concluded that the advisory fee for Counterpoint TM was not unreasonable.

CP HYT—The Board observed that the Adviser’s 0.50% advisory fee for CP HYT was the high of its 4-fund peer group and Morningstar category. The Board commented that its net expense ratio of 0.60% was also the high of its peer group and Morningstar category. The Board acknowledged the small number of funds in the peer group and that CP HYT was not yet to scale. The Board considered the Adviser’s explanation that even though CP HYT was passive, the index’s strategy was actively managed by design whereas many funds in its peer group and Morningstar category were passive by design. Given these considerations, the Board concluded that the advisory fee for CP HYT was not unreasonable.

COUNTERPOINT FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

Economies of Scale. The Board reviewed the size of each Counterpoint Fund and its prospects for growth and agreed that it did not appear that the Adviser had achieved meaningful economies in managing any of the Counterpoint Funds that warranted the establishment of breakpoints. The Board discussed that, with respect to Counterpoint TI, the Adviser represented that it would likely request closing the Fund to new investors before the Adviser achieved economies of scale. The Board agreed to monitor and revisit the issue as each Counterpoint Fund grew in size.

Profitability.

Counterpoint TE—The Board recognized that the Adviser was managing Counterpoint TE at a loss. The Board concluded that excessive profitability was therefore not a concern for the Adviser in connection with Counterpoint TE.

Counterpoint TI and Counterpoint TM—The Board reviewed the Adviser’s profitability analyses in connection with its management of each of Counterpoint TI and Counterpoint TM and noted that the Adviser had realized a reasonable profit from its relationship with each. The Board determined that the Adviser’s profitability was not excessive.

CP HYT—The Board recognized that the Adviser was managing CP HYT at a loss. The Board concluded that excessive profitability was therefore not a concern for the Adviser in connection with CP HYT.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that the advisory fees for the Counterpoint Funds were not unreasonable and that renewal of the Advisory Agreements were in the best interests of each Counterpoint Fund and its respective shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Counterpoint Funds.

COUNTERPOINT FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; their short and long-term cash flow projections; and their cash holdings and access to other funding sources.

During the year ended September 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Counterpoint Funds
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2021, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/21-NLFT III-v3

Counterpoint Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC(since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services,LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-273-8637.

9/30/21-NLFT III-v3

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is or will be available without charge, upon request, by calling 1-844-273-8637 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-273-8637.

INVESTMENT ADVISOR
Counterpoint Mutual Funds, LLC
12760 High Bluff Drive, Suite 280
San Diego, California 92130

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Counterpoint-AR21

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees	2020	2021
	Counterpoint Tactical Income Fund	$15,500	$15,750
	Counterpoint Tactical Equity Fund	$15,500	$15,750
	Counterpoint Tactical Municipal Fund	$15,500	$15,750

(b)	Audit-Related Fees	2020	2021
	Counterpoint Tactical Income Fund	$0	$0
	Counterpoint Tactical Equity Fund	$0	$0
	Counterpoint Tactical Municipal Fund	$0	$0

(c)	Tax Fees	2020	2021
	Counterpoint Tactical Income Fund	$3,400	$3,400
	Counterpoint Tactical Equity Fund	$3,400	$3,400
	Counterpoint Tactical Municipal Fund	$3,400	$3,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	2020	2021
Counterpoint Tactical Income Fund	$0	$0
Counterpoint Tactical Equity Fund	$0	$0
Counterpoint Tactical Municipal Fund	$0	$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Counterpoint Tactical Income Fund
	2020	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

Counterpoint Tactical Equity Fund
	2020	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

Counterpoint Tactical Municipal Fund
	2020	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	2020	2021
Counterpoint Tactical Income Fund	$3,400	$3,400
Counterpoint Tactical Equity Fund	$3,400	$3,400
Counterpoint Tactical Municipal Fund	$3,400	$3,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/7/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/7/21

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/7/21